                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                DECEMBER 4, 1996


                       COCA-COLA BOTTLING CO. CONSOLIDATED
             (Exact name of registrant as specified in its charter)



          Delaware                      0-9286                     56-0950585
 (State or other jurisdiction    (Commission File Number)  (IRS Employer Identification No.)
      of incorporation)



               1900 Rexford Road, Charlotte, North Carolina 28211
                (Address of principal executive offices Zip Code)


                                 (704) 551-4400
               Registrant's telephone number, including area code

Item 5.  Other Events


On December 4, 1996, the Company issued the following press release:

(Coca-Cola          COCA-COLA BOTTLING CO. CONSOLIDATED
logo)               1900 Rexford Road, Charlotte, NC  28211

                                                                    NEWS RELEASE

         MEDIA CONTACT:                     INVESTOR CONTACT:
         LAUREN C. STEELE                   DAVID V. SINGER
         VP CORPORATE AFFAIRS               CHIEF FINANCIAL OFFICER
         704-551-4551                       704-551-4604




FOR IMMEDIATE RELEASE
Wednesday, December 4, 1996      Symbol:  COKE
                                          Quoted:  NASDAQ National Market System

                Coca-Cola Consolidated Names Frank Harrison, III
                  Board Chairman, Succeeds Frank Harrison, Jr.

         CHARLOTTE--Coca-Cola Bottling Co. Consolidated's Board today announced that J. Frank Harrison III, 41, has been named Chairman of the Board and CEO of the Charlotte-based soft drink firm -- the nation's second largest Coca-Cola bottler. He succeeds J. Frank Harrison Jr., who retired after two decades as Chairman.

         Harrison III, a 20-year veteran of the company, has served as Vice Chairman and CEO since 1994. His predecessor, Mr. Harrison Jr., served on Coke Consolidated's Board since 1973 and as its Chairman since 1977. Mr. Harrison, Jr. will continue to serve on the Board and was named Chairman Emeritus of the Board of Directors.

         The new Chairman paid tribute to his father for his leadership of the company. "Under his stewardship, Coca-Cola Consolidated was transformed from a small, local soft drink bottler serving the Piedmont of North Carolina into one of the largest Coca-Cola bottlers," Harrison III said.

         Harrison III is a graduate of the University of North Carolina at Chapel Hill and the Fuqua School of Business at Duke University. He joined Coca-Cola Consolidated in 1977 and has worked in a variety of jobs, including sales center manager in Raleigh and Charlotte, and Vice Chairman and CEO. He currently serves on the Board of the National Soft Drink Association and the Board of Governors of The Coca-Cola Bottlers' Association.

         "Coca-Cola Consolidated has grown dramatically over the last decade, both through strategic acquisitions and strong internal sales volume growth while building long term shareholder value," Harrison, III said. "That has been the direction of our company during my father's tenure and we will continue that long term plan."

         Charlotte-based Coca-Cola Consolidated, with more than 5,000 employees, serves a population of more than 14 million consumers, distributing more than 100 million cases of soft drinks annually, with franchise bottling operations across twelve southeastern states.

         The Harrison family's Coca-Cola heritage dates to 1902 when the new Chairman's great-grandfather, one of the first Coca-Cola bottlers, founded the Greensboro Coca-Cola Bottling Company.

                                -Enjoy Coca-Cola-

Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized:

                            COCA-COLA BOTTLING CO. CONSOLIDATED
                                          (REGISTRANT)




Date: December 6, 1996      BY:         /s/ David V. Singer
                               ------------------------------------------
                                            David V. Singer
                                Principal Financial Officer of the Registrant
                                                  and
                                  Vice President, Chief Financial Officer